UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2008


                                 IMAGING3, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


         000-50099                                       95-4451059
   ----------------------                    ----------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930


NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 2.   FINANCIAL INFORMATION............................................1

                  Item 2.03 Creation of a Direct Financial Obligation.........1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................1

SIGNATURES....................................................................2

SECTION 2.        FINANCIAL INFORMATION
---------------------------------------

         Item 2.03.   Creation of a Direct Financial Obligation.

         Imaging3, Inc., a California corporation (the "Company"), issued five noninterest bearing promissory notes to its Chief Executive Officer (the "CEO") for amounts owed to the CEO by the Company. The unsecured noninterest bearing promissory notes are in the amounts of $140,039.35, $95,000, $375,000, $66,500 and $100,000, respectively dated November 1, 2008, March 23, 2009, April 2, 2009, April 13, 2010 and June 28, 2010. The promissory notes are payable on demand. The notes in the principal amounts of $140,039.35, $375,000 and $95,000 have been repaid in full by the Company, and the other two notes are still outstanding.

         Copies of the signed promissory notes are attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
-----------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                    10.1.Promissory  Note,  dated November 1, 2008 in the amount of  $140,039.35,  payable  by  Imaging3,  Inc.  to Dean
                         Janes.

                    10.2 Promissory  Note, dated March 23, 2009 in the amount of
                         $95,000, payable by Imaging3, Inc. to Dean Janes.

                    10.3 Promissory  Note,  dated April 2, 2009 in the amount of
                         $375,000, payable by Imaging3, Inc. to Dean Janes.

                    10.4 Promissory  Note, dated April 13, 2010 in the amount of
                         $66,500, payable by Imaging3, Inc. to Dean Janes.

                    10.5 Promissory  Note,  dated June 28, 2010 in the amount of
                         $100,000, payable by Imaging3, Inc. to Dean Janes.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          IMAGING3, INC.
                               ----------------------------------------
                                           (Registrant)

Date:  August 30, 2010
                               /s/ Dean Janes, Chief Executive Officer
                               ----------------------------------------
                               Dean Janes, Chief Executive Officer

































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